EXHIBIT 10.5

                         AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT
                        --------------------------------

      THIS AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of July 9, 1999, among RICHTON INTERNATIONAL CORPORATION, a Delaware corporation ("Richton"), CENTURY SUPPLY CORP., a Michigan corporation ("Century"), and CBE TECHNOLOGIES, INC., a Delaware corporation ("CBE") (collectively, the "Borrowers" and individually a "Borrower"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as a Lender and as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              --------------------

      A. Pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of May 17, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement"), by and among the Borrowers, the financial institutions and insurance companies which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually a "Lender") and the Agent, as agent for the Lenders, the Lenders agreed to make revolving credit and term loans to the Borrowers upon the terms and conditions set forth therein.

      B. PNC is currently the sole Lender.

      C. The Borrowers and the Lender have agreed to amend the Credit Agreement upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lender and the Agent agree as follows:

      1. Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

      2. The definition of "Applicable Margin" in Section 1.2 of the Credit Agreement is hereby amended to add the following at the end thereof:

            "Solely for purposes of calculating the Applicable Margin, (i) for all periods prior to receipt by the Agent of the financial statements of the Borrowers for the fiscal year ending on December 31, 1999, the Leverage Ratio shall be deemed to be greater than or equal to 2.5:1.0, and
      (ii) commencing on the date of receipt of such fiscal 1999 financial statements and for all periods thereafter, the Leverage Ratio shall be calculated on a quarterly basis upon receipt by the Agent of the Borrowers' financial statements as of the end of each fiscal quarter."

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      3. Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "6.10 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 at the end of each fiscal quarter of Borrowers (commencing with the fiscal quarter of Borrowers ending on September 30, 1999) for the period of four (4) consecutive fiscal quarters of Borrowers then ending, provided that for purposes of calculating the Borrowers' compliance with this Section 6.10, the following items shall be excluded: (i) any EBITDA of CBC for the period of determination in excess of one million dollars ($1,000,000), (b) any interest expense of CBC to Deutsche Financial Services Corporation for such period, and (c) any scheduled principal payments of CBC to Deutsche Financial Services Corporation for such period with respect to Indebtedness for borrowed money."

      4. Section 6.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "6.11 Leverage Ratio. Commencing with the fiscal quarter of Borrowers ending on September 30, 1999, maintain a Leverage Ratio of not greater than (a) 5.25 to 1.00 as of the end of the first fiscal quarter of each fiscal year of Borrowers, (b) 4.50 to 1.00 as of the end of each of the second and third fiscal quarters of each fiscal year of Borrowers, and
      (c) 3.50 to 1.00 as of the end of the fourth fiscal quarter of each fiscal year of Borrowers, provided that for purposes of calculating the Borrowers' compliance with this Section 6.11, any EBITDA of CBC for the period of determination in excess of one million dollars ($1,000,000) shall be excluded."

      5. In order to induce the Lender and the Agent to enter into this Amendment, the Borrowers hereby represent and warrant that:

            (a) no Default or Event of Default has occurred and is continuing;

            (b) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms;

            (c) the Credit Agreement and each of the Other Documents, after giving effect to this Amendment and the transactions contemplated hereby, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each Borrower that is a party thereto, enforceable against each such Borrower in accordance with their respective terms; and

            (d) the representations and warranties made by each Borrower in or pursuant to the Credit Agreement or any Other Document, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

      6. This Amendment shall become effective as of the date above upon receipt by the Agent of (a) two (2) copies of this Amendment executed by each Borrower, and (b) two (2) copies of the Consent of Guarantor, in the form attached hereto as Exhibit A, executed by the Guarantor.

      7. The Borrowers hereby confirm that all liens granted on the Collateral and the Guarantor Collateral shall continue unimpaired and in full force and effect.


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      8. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without giving effect to the principles of conflicts of law. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Lender and the Agent, and their respective successors and permitted assigns.

      10. From and after the effectiveness hereof, all references to the Credit Agreement in the Other Documents shall mean the Credit Agreement as amended and modified by this Amendment.

      11. Except as amended and otherwise modified by this Amendment, the Credit Agreement and the Other Documents shall remain in full force and effect in accordance with their respective terms. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Credit Agreement or any Other Document, a waiver of any Default or Event of Default thereunder, or a waiver or release of any of the Agent's or any Lender's rights or remedies (all of which are hereby reserved). The Borrowers expressly ratify and confirm the waiver of jury trial and other provisions of Section 12.3 of the Credit Agreement.

[The remainder of this page is intentionally left blank. The next page is a signature page.]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                                        RICHTON INTERNATIONAL CORPORATION

                                               By:
--------------------------------                  -----------------------------
Marshall E. Bernstein, Secretary               Name: Cornelius F. Griffin
                                               Title: Chief Financial Officer

ATTEST:                                        CENTURY SUPPLY CORP.

                                               By:
--------------------------------                  -----------------------------
Marshall E. Bernstein, Secretary               Name: Cornelius F. Griffin
                                               Title: Vice President

ATTEST:                                        CBE TECHNOLOGIES, INC.

                                               By:
--------------------------------                  -----------------------------
Marshall E. Bernstein, Secretary               Name: Cornelius F. Griffin
                                               Title: Vice President


                                               PNC BANK, NATIONAL ASSOCIATION,
                                               as Lender and as Agent


                                               By:
                                                  -----------------------------
                                               Name:  Ryan Peak
                                               Title: Vice President